Exhibit 99.1

NEWS RELEASE

Media Contact:	Investor Relations Contact:
Alicia Anger	Dana Nolan
Regions Bank	Regions Bank
205-264-4551	205-264-7040
Regions News Online: regions.doingmoretoday.com
Regions News on Twitter: @RegionsNews

Regions Bank Closes on its Acquisition of Sabal Capital Partners

Acquisition enhances and expands Regions’ Real Estate Capital Markets capabilities.

BIRMINGHAM, Ala. – Dec. 2, 2021 – Regions Bank on Thursday announced it has completed its acquisition of Sabal Capital Partners, LLC, a diversified financial services firm that leverages an innovative, technology-driven origination and servicing platform to facilitate off-balance-sheet lending in the small balance commercial real estate market.

Sabal Capital Partners will be integrated into Regions’ Real Estate Capital Markets division. The acquisition enables Regions to expand its range of financial solutions for commercial real estate clients while creating additional revenue diversification for the bank through origination and servicing fees, further enhancing noninterest revenue. With the acquisition, the combined Regions Real Estate Capital Markets platform now consists of 20 offices.

“Our acquisition of Sabal Capital Partners further positions Regions’ Real Estate Capital Markets division to serve a growing client base through an expanded range of high-value, in-demand services,” said Joel Stephens, head of Capital Markets for Regions Bank. “By welcoming Sabal into the Regions family, we are further enhancing our agency multifamily and non-agency lending capabilities and accelerating our growth in off-balance-sheet small balance commercial real estate lending. With Sabal’s strong reputation, leading-edge technology platform, and exceptional team, this acquisition serves as an opportunity for Regions to meet additional needs for our clients while reaching new clients through the additional services delivered by Sabal Capital Partners.”

Sabal Capital Partners is a vertically integrated platform that has originated nearly $6 billion in financing since inception and maintains a current servicing portfolio of nearly $5 billion. The company serves clients through its state-of-the-art SNAP™ platform, a proprietary tool developed by Sabal to optimize the lending and communications processes with clients and Sabal’s investor base. The company is a top originator of Fannie Mae and Freddie Mac small-balance commercial real estate loans and has a growing presence in non-agency commercial mortgage-backed securities loan origination.

“In joining Regions, Sabal’s commercial real estate lending platform will be able to reach a wider borrower audience, leveraging Regions’ legacy programs, reputation and market position,” said Jason Hull, head of Business Development with Sabal Capital Partners. “The two businesses ideally complement each other and, in becoming one, will meet the demand for comprehensive finance solutions within the real estate arena while driving meaningful efficiencies in execution.”

“It was always the vision at Sabal to become a market leader in commercial real estate lending,” added Pat Jackson, founder of Sabal Capital Partners. “With innovative technology and robust solutions and lending volume, our team was able to attract the attention of one of the country’s leading financial institutions. Allowing Sabal’s lending business to join with Regions Bank catapults it to its target position. I’m proud of the team we built and wish them well.”

Regions’ agreement to acquire Sabal Capital Partners was originally announced Oct. 4. The acquisition advances Regions Bank’s strategy of acquiring businesses that enable the bank to deepen relationships with existing clients while generating new business from additional clients seeking specialized financial services.

The acquisition of Sabal Capital Partners, LLC is specific to the lending and servicing segments of Sabal’s business and does not include Sabal’s investment management business, which will remain with the sellers, including Sabal CEO Pat Jackson, and investment funds managed by Stone Point Capital LLC. Jackson, Mike Wilhelms, chief financial officer, and Kevin McKenzie, chief investment officer, will remain with the investment management business while other members of Sabal’s leadership team join Regions. Terms of the acquisition were not disclosed.

About Regions Financial Corporation

Regions Financial Corporation (NYSE:RF), with $156 billion in assets, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, and mortgage products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates more than 1,300 banking offices and approximately 2,000 ATMs. Regions Bank is an Equal Housing Lender and Member FDIC. Additional information about Regions and its full line of products and services can be found at www.regions.com.

About Sabal Capital Partners

Sabal Capital Partners, a Regions Bank company, is a national commercial real estate lender that has originated nearly $6 billion in financing and maintains a $5 billion servicing portfolio. Sabal Capital Partners keeps brokers and borrowers ahead of the curve with comprehensive debt solutions encompassing both agency and non-agency options. The lender is recognized for advancing the industry with SNAP™, an innovative proprietary technology platform that optimizes origination and servicing and enhances the customer experience. Sabal Capital Partners is a nationally rated Commercial Primary Servicer and Commercial Special Servicer by Morningstar with a CS2 ranking, an S&P Global rated Commercial Mortgage Loan Special Servicer with an average ranking, as well as a Fitch rated CMBS Primary Servicer with a CPS2- ranking and CMBS Special Servicer with a CSS3+ ranking. For more details, visit www.sabal.com.

Forward-Looking Statements

This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions Financial’s current views with respect to future events and financial performance. The words “future,” “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “predicts,” “potential,” “objective,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results, or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations. Factors that could cause Regions Financial’s actual results to differ from those described in the forward-looking statements herein include: expected synergies, cost savings, and other financial or other benefits of the Sabal transaction might not be realized within the expected timeframes or might be less than projected; difficulties in integrating Sabal’s business; the continued or potential effects of the COVID-19 pandemic and related variants and mutations on Regions Financial’s business, financial condition, and results of operations; and risks identified in Regions Financial’s Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent filings with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of such filings describe additional factors that could impact Regions Financial’s business, financial performance, and consummated acquisition transactions, including the Sabal transaction. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

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